UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Cray Inc.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on June 11, 2019.
CRAY INC.
Meeting Information
	Meeting Type: For holders as of:	Annual Meeting April 5, 2019
	Date: June 11, 2019	Time: 3:00 P.M. Pacific Time
CRAY INC. 901 FIFTH AVENUE, STE.1000 SEATTLE, WA 98164 ATTN: LEGAL DEPARTMENT	Location: 901 Fifth Avenue Fifth Avenue Conference Room Seattle, WA 98164

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
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NOTICE AND PROXY STATEMENT	ANNUAL REPORT
How to View Online:
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— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends that you vote FOR the following nominees:
1.	Election of Directors, each to serve a one-year term.

Nominees:

	1a.	Prithviraj Banerjee

	1b.	Catriona M. Fallon	1f.	Daniel C. Regis

	1c.	Stephen E. Gold	1g.	Max L. Schireson

	1d.	Stephen C. Kiely	1h.	Brian V. Turner

	1e.	Sally G. Narodick	1i.	Peter J. Ungaro

The Board of Directors recommends that you vote FOR proposal 2:
2.	To vote, on an advisory and non-binding basis, to approve the compensation of our Named Executive Officers.

The Board of Directors recommends that you vote FOR proposal 3:
3.	To vote on the amendment and restatement of our 2013 Equity Incentive Plan, as amended and restated.

The Board of Directors recommends that you vote FOR proposal 4:
4.	To ratify the appointment of Peterson Sullivan LLP as our independent registered public accounting firm for the year ending December 31, 2019.

NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.